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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                           -------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported)     August 8, 1997
                                                       ---------------------


                          Falcon Drilling Company, Inc.
                           -------------------------
               (Exact Name of Registrant as Specified in Charter)

           Delaware                     0-26388               76-0351754
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 (State or Other Jurisdiction         (Commission            (IRS Employer
      of Incorporation)                File Number)         Identification No.)

    1900 West Loop South, Suite 1800, Houston, Texas             77027
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        (Address of Principal Executive Offices)              (Zip Code)

Registrant's telephone number including area code          (713) 623-8984
                                                   ----------------------------

                       Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)




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 ITEM    5.     OTHER EVENTS.

                  On August 8, 1997, Falcon Drilling Company, Inc. and American Stock Transfer & Trust Company, as Rights Agent, entered into an Amendment Number Two to Rights Agreement, which amends the Rights Agreement dated as of June 25, 1997, to provide that the Final Expiration Date is August 8, 1997.

ITEM 7.         EXHIBIT LIST

Exhibit No.                Description
----------                 ------------
4        Amendment Number Two To Rights Agreement dated as of August 8, 1997.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               FALCON DRILLING COMPANY, INC.

Date:    August 8, 1997                        By      /s/  Leighton E. Moss
                                                  ----------------------------
                                                      Name: Leighton E. Moss
                                                      Title: Vice President



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